May 13, 2024

Supplement Dated May 13, 2024

To The Prospectus Dated April 29, 2024

JNL® Investors Series Trust

All changes are effective February 1, 2024.

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies” for the JNL Government Money Market Fund please delete the first paragraph in the entirety and replace with the following:

JNL GOVERNMENT MONEY MARKET FUND

Principal Investment Strategies. Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are “collateralized fully” (i.e., collateralized by cash or government securities). The government securities typically have a maximum remaining maturity of 397 calendar days and the repurchase agreements are collateralized by cash or government securities. Under normal circumstances, the Fund will invest at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in government securities or repurchase agreements collateralized by government securities. As a government money market fund, the Fund is exempt from requirements that permit money market funds to impose a liquidity fee. While the Fund’s Board of Trustees may elect to subject the Fund to liquidity fee requirements in the future, the Board of Trustees has not elected to do so at this time.